September 19, 2006

Supplement

SUPPLEMENT DATED SEPTEMBER 19, 2006 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY UTILITIES FUND
Dated April 28, 2006

The following disclosure is hereby added in the section of the Fund's Statement of Additional Information entitled ‘‘II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks:’’

Investment Company Securities.    Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including exchange-traded funds (‘‘ETFs’’). The Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

Exchange Traded Funds.    The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The following disclosure in the section of the Fund's Statement of Additional Information entitled ‘‘II. Description of the Fund and Its Investments and Risks — C. Fund Policies/Investment Restrictions’’ is hereby deleted and replaced with the following:

C.    Fund Policies/Investment Restrictions

The Fund has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

1.    seek to provide both capital appreciation and current income.

The Fund may not:

1.    invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the 1940 Act, (ii) the rules and regulations promulgated by Securities and Exchange Commission (the ‘‘SEC’’) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

2.    invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the utilities industry. The restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3.    purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

4.    purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

5.    make loans of money or property to any person, except (i) to the extent that securities or interests in which the Fund may invest are considered to be loans, (ii) through the loan of portfolio securities, (iii) by engaging in repurchase agreements or (iv) as may otherwise be permitted by (a) the 1940 Act, (b) the rules and regulations promulgated by the SEC under the 1940 Act, or (c) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

6.    borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

7.    issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

8.    engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

In addition, the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. The Fund may not:

1.    make short sales of securities, except short sales against the box.

2.    invest more than 15% of its net assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities.

3.    invest its assets in the securities of any investment company except as may be permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

4.    invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower cost or current value) of its total assets (not including the amount borrowed).

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.